Supplement dated June 28, 2024, to the

Updating Summary Prospectus and the Prospectus dated May 1, 2024,

for the Executive Benefit VUL and Executive Benefit VUL II policies issued by Empower Annuity Insurance Company of America

COLI VUL-2 Series Account

This Supplement amends certain information contained in your variable universal life insurance policy (“Policy”) updating summary prospectus and prospectus (the “Prospectuses”). Please read this Supplement carefully and keep it with your Prospectuses for future reference.

On or about June 30, 2024, a Portfolio available under your Policy will change its name as follows:

CURRENT PORTFOLIO NAME	NEW PORTFOLIO NAME
Davis Value Portfolio	Davis Equity Portfolio

After June 30, 2024, all references to the fund in your Policy Prospectuses will use the new portfolio name.

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If you have any questions regarding this Supplement please contact your investment professional or us by calling toll free at 1-888-353-2654. You may also obtain fund prospectuses online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please keep this Supplement for future reference.